EXHIBIT 99.2

(NYSE Amex: INUV)
May 2012

Forward-looking Statement

Certain statements in this presentation relating to Inuvo®, Inc. ("Inuvo") contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange
Act of 1934. All forward-looking statements included in this presentation are based on information available to  Inuvo as of the date hereof and Inuvo assume no obligation to update any forward-looking statements.
 These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to the strategy, markets, synergies, costs, efficiencies, and other anticipated financial impacts of the Vertro transaction; and
the company's plans, objectives, expectations, and intentions with respect to future operations. All forward-
looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of
Inuvo and are difficult to predict. Additional key risks are described in the filings made by Inuvo filed with the
U.S. Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2011.

About Us

Inuvo®, Inc. (NYSE Amex: INUV), an Internet marketing and technology company specializing in browser-based consumer applications, managing networks of website publishers and operating specialty websites.
The Company operates amongst three distinctive business lines:
•Software Search
•Publisher Network
•Partner Programs

Lines of Operations

Software Search
(Approximately 50% of Annual Revenue)
• Consists of websites that assist users in the search, navigation, or management of everyday information
• alOt Appbar and Home Page search business, which currently has over 7.4 million worldwide users, is expected to generate quarter-on-quarter live user and revenue growth throughout 2012
• The alOt Appbar attracts users by providing hundreds of free, simple-to-use applications for Internet users and monetizes search performed through its products
• Anchored by a partnership with Google to distribute sponsored search advertisements
• A lot’s apps run the gamut from entertainment and utilities such as Weather, Maps, and retail apps such as eBay, Deal of the Day, and BargainMatch®

Lines of Operations

Publisher Network
(Approximately 25% of Annual Revenue)
Third-party Publishers
• Liaison between advertisers and publishers, facilitating performance-based advertising
• Anchored by a long-term relationship with Yahoo! and Bing, Inuvo distributes sponsored search advertisements across the worldwide web
• Advertisers pay once a user completes a click, sale or a lead and Inuvo then pays a portion of what it receives to its publishers
• Our publisher network is made up of thousands of different websites, from large, well-
 known portals to independent bloggers

YAHOO!

alot

bing

Yellowise

local.com

VALIDclick

inuvo

Lines of Operations

Publisher Network
(Approximately 25% of Annual Revenue)
Owned & Operated Websites
• Inuvo’s owned and operated websites monetize search revenues through its partnerships with the nation’s largest search engines

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inuvo

Consists of:
 • Display revenues
 • Affiliate programs
 • Data sales
 • Kowabunga®
 • BargainMatch®
• Inuvo just launched its Kowabunga® initiative, which aggregates local daily deals from rural and suburban businesses and provides those deals to the rural consumer
• BargainMatch® provides cash-back incentives to consumers who shop at its nearly 2,000 participating websites
• Management expects partner programs to be its fastest growing business unit
Lines of Operations

Partner Programs
(Approximately 25% of Annual Revenue)

Competitive Advantage

• Strong strategic relationships with market leaders Google and Yahoo!
• Recent integration of the alOt Appbar and Home Page provide scale and distribution for Inuvo’s properties and applications
• By owning various web properties, Inuvo has more flexibility to control traffic and optimize advertising revenue across Pay-Per-Click (PPC) and cost-per-
 action (CPA)
• Transitioning its applications to the rapidly growing mobile market
 o The alOt app store has a number of apps that can migrate to the mobile platform and can monetize search or capture display advertising revenues
• Inuvo buy-side technology is designed to increase return-on-investment for all constituents
• Diversified business model allows the Company to generate revenue from multiple sources

Industry Overview

Market Size in Excess of $70 Billion
• Global Search Market is over $40 Billion
• Affiliate, Local Deals and Consumer Applications Market of $2.4
 Billion, Forecasted @ 20% CAGR
• Mobile internet usages accounts for 8% of the market, however it is rapidly expanding due to improved smart phone and tablet
 capabilities
• Global online display advertising marketing is expected to be $29.5 billion in 2012
Sources: Zenith Optimedia (a Publicis Groupe company) and BIA/Kelsey maps - Yahoo! Search Results - Windows Internet Explorer
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driving directions
directions
travel
TRENDING SEARCHES
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FILTER BY TIME
Anytime
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Get a map and directions on Yahoo! Maps
Enter Address, City, State or Zip Code:
Search
Google Maps
Find local businesses, view maps and get driving directions in Google Maps
maps.google.com
Driving Directions
Map Maker
Street View
Maps API
Google Earth
Maps Help
More results from maps.google.com »
Maps.com :: World's largest map store :: wall maps, travel ...
www.maps.com - Cached
MapQuest Maps - Driving Directions - Map
www.mapquest.com
More results from mapquest.com »
Bing Maps - Driving Directions, Traffic and Road Conditions
View an interactive map and get turn by turn driving directions. Find traffic conditions, street maps, Multimap, satellite photos, and aerial maps.
www.bing.com/maps - Cached
MAPS: Multidisciplinary Association for Psychedelic Studies
Sponsored Results
Free Maps & Directions
Get Maps and Directions Easily.
Download the Free Map App for PC.
Maps.alot.com
Maps
Sponsored Results
Free Maps & Directions
Get Maps and Directions Easily.
Download the Free Map App for PC.
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inuvo

Acquiring Users: PPC Ads

Step one: long tail keyword buys across the major PPC engines
User clicks on Ad

Free Maps App - Windows Internet Explorer
File Edit View Favorites Tools Help
Favorites
Free Maps App
alOt
NAVIGATE THE GLOBE
WITH THE FREE ALOT MAPS APP
DOWNLOAD
Installation Process
1 Click "Run" to begin installation.
2 A window will follow, asking for permission to continue
Click "Yes" to complete installation.

inuvo

Acquiring Users: PPC Ads

Step two: users are taken to keyword related landing pages

File Download - Security Warning
Do you want to run or save this file?
Name: alot-appbar-installer.exe
Type: Application, 931KB
From: files.alotimg.com
Run
Save
Cancel
While files from the Internet can be useful, this file type can potentially harm your computer. If you do not trust the source, do not run or save this software. What's the risk?

ALOT Appbar Setup
alot
Welcome to the ALOT Appbar
Please select your options:
Set ALOT Search as the default search engine in Internet Explorer
(more info)
Set ALOT Home as your home page
To continue, you must understand the Features and accept our Terms of Use agreement:
ALOT APPBAR END USER SOFTWARE LICENSE AGREEMENT
Thank you for trying out the ALOT Appbar! Your satisfaction is important to us and we only hope to include you as one of our thousands of approving users.
This ALOT Appbar terms of use agreement (the "Terms of Use") is a legal agreement between you (referred to hereinafter as "you", "your," or "user") and alot.com, including all of its subsidiary and affiliated entities (referred to hereinafter as "alot.com", "we," "us", or "our"). Use of the alot.com software features and services, as described below (collectively, the "ALOT Software"), requires that you agree to the following Terms of Use. You agree to
Agree & Continue >
Disagree

inuvo

Acquiring Users: PPC Ads

The alOt Appbar
Installation
Fully transparent installation process:
 • Ensures compliance with TRUSTe, McAfee and anti-spyware groups
 • Pre-qualifies alOt users
 • Enables cross-sell / bundling of other alOt products
Step three: the product download and installation process

Your App Has Been Installed
New to Apps? Watch a Quick Video
Play the 60 Second
How to Use Your App
Launch It: Locate the App at the top of your screen and give it a
Search the Web Faster
Find It: Type what you want into the search field and click "Web Se rest.
alOt apps for your PC
Add your favorite Apps instantly!
Click on "Add" to start adding Apps now
All Apps
Manage Apps
About ALOT
Categories
Home
Entertainment
Food
Games
Maps & Travel
Music
News
Reference
Shopping
Social Networking
Sports
Utilities
Videos
Weather
About ALOT
All
Sort By: Popular
Groupon
Facebook
Daily Deals
The New York Times
YouTube
CNN
Video Downloader
ESPN All Sports News
LinkedIn
Amazon Search
Yelp! Search
Hulu Player
MySpace
Solitaire
ALOT Radio
The Onion
BBC News
Star Defender 4
Orkut
Rolling Stone
MLB
Wikipedia
FOX News
Craigslist
Package Tracker
Daily eMusic Download
USA Today
Lottery Results

inuvo

The alOt Appbar

User can then
add more apps
from the alOt
App Store
Installation

mortgage | ALOT Search Powered by Google - Windows Internet Explorer
File Edit View Favorites Tools Help
Search the Web
Web Search
facebook
Email Notifier
mapquest
NETFLIX
App
Favorites
mortgage | ALOT Search Powered by Google
Page Safety Tools
mortgage
Search
Page 1 of about 3,360,000
Web
Images
News
Shopping
Videos
Related Searches
Bad Credit Home Mortgage Loan
Mortgage with Bad Credit
Bad Credit Mortgage Broker
Home Loan Mortgage Calculator
Bad Credit Mortgage Refinance
Mortgage Loan Calculator
Bad Credit Home Mortgage
Mortgage Calculator
Home Mortgage Calculator
Current Mortgage Interest Rates
Search History
mortgage
Ads
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Get a Low Rate Mortgage From CHASE.
www.chase.com/Mortgage
Purchase Refinance
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We'll Help You Get Started Today!
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Compare 4 Best Refinance Quotes
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Mortgage loan - Wikipedia, the free encyclopedia
A mortgage loan is a loan secured by real property through the use of a mor note which evidences the existence of the loan and the encumbrance of that
en.wikipedia.org/wiki/Mortgage_loan
Mortgage Calculator - Bankrate.com
Calculate Mortgage Payments with Bankrate.com's Mortgage Calculator, Find the Best Mortgage Rates, or Review Award Winning Mortgage advice.
www.bankrate.com/calculators/mortgag...
Mortgage Rates Compare ARM Loans Fixed Loan Rate Mortgages ...
Find mortgage rates and compare ARM and fixed loan rate mortgages from Bankrate.com.
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inuvo

Search Market

Pay-Per-Click Ads
 16.1M  global ad clicks
128.8M search queries
in March ‘12
Monetizing alOt Users

ALOT Search Powered by Google - Windows Internet Explorer
Search the Web
Web Search
facebook
mapquest
NETFLIX
Favorites
ALOT Search Powered by Google
Daily Deals
Search eBay!
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Free Shipping
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$89.00 (Save 55%)
Zmodo 4 Channel DVR Security
$134.99 (Save 55%)
Black & Decker 114 Piece Drill Bit Set
$15.99 (Save 41%)
Wolfgang Puck Rice Cooker w/
$29.99 (Save 63%)
Search eBay for: ipod touch, iphone 4, coach, headphones, ipad, samsung galaxy s, ps3, mens watches
Shop Deals By Category
Find More Deals On Ebay
Like 789
vacy Policy | Terms of Use

Affiliate Market

ALOT Search Powered by Google - Windows Internet Explorer
http://www.alothome.com/en
ALOT Search
Search the Web
Web Search
Daily Deals
Email Notifier
mapquest
NETFLIX
YAHOO!
App
Favorites
ALOT Search Powered by Google
alot
Search
powered by Google
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iTrack Packages
By Alot.com
Open iTunes to buy and download apps.
View More By This Developer
Description
Alot.com Web Site
iTrack Packages Support
Screenshots
$0.99
Customer Ratings
iTrack
ex. 1358973495
Select a Carrier
Start
Mom's Gift
In Transit via UPS
Holiday Cards
In Transit via DHL
Car Seat
FedEx

inuvo

Mobile Apps Market

alOt
Web Search
facebook
mapquest
NETFLIX
Favorites
ALOT Search Powered by Google
Page
Safety
Tools
Search
powered by Google
ENTERTAINMENT CRUISES
PERFECT FOR ANY GROUP EVENT.
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inuvo

Display Advertising

Marketed in 24 Countries in 7 Different Languages
Inuvo’s Worldwide Presence

Growth Strategy

Diversification
• The new Inuvo has a broader product portfolio allowing us to expand the business and enabling us to exploit established strategic partnerships across multiple products
New Market Development
• Many of our existing applications can be modified for delivery into the rapidly growing mobile and tablet market place. We can also expand geographically into countries not currently served
New Product Development
• Bringing together technology, data and distribution already present within Inuvo we can establish new products and services offer solutions without heavy investment
Penetration
• Increasing utilization of our current product lines through greater emphasis on improving our products enables us to deliver greater customer value

Select Market and Financial Information

Symbol:	(INUV)
Fiscal Year End:	December 31st
52-Week Trading Range:	$0.67 - $4.49
Stock Price: *	$0.75
Shares Outstanding:	23.1 Million
Market Cap: *	$17.6 Million
Pro Forma 2011 Revenue	$64.1 Million
Pro Forma 2011 Gross Margin	41.8%
Analyst Coverage	Craig-Hallum
* as of May 7 2012

Financial Highlights

• In Q1 the combined operations generated approximately $8.8 million in revenue
 o This number reflects three months of Inuvo revenue and one month of the
 Vertro subsidiary revenue
• The combined post merger enterprise is expected to have operational savings of $2.9 million annually
• Anticipates cash flow positive by the close of fiscal year 2012, after the one-time costs associated with the merger
• New Credit facility agreement with Bridge Bank (NASDAQ: BBNK) for up to $15 million
 o To be used to fund operations and growth initiatives

* all figures in millions
Combined Companies

(1) Excludes in transition employees and open positions
Metric (averages)	Q1 2012	Q4 2011	Q1 2011
ALOT Downloads*	8.4	6.2	11.3
ALOT Live Users*	7.4	6.4	9.1
Global Ad Clicks*	42.9	51.9	68.0
Global Mkt Spend*	$4.3	$4.8	$7.8
Headcount (1)	45	53	93

* Data as of April 13, 2012
Peer Valuation

Company Name	Symbol	Revenue (TTM) 12/31/2011	Market Cap (4/13/2012)	Market Cap/ Revenue
Inuvo, Inc. (Post Merger Pro Forma)	INUV	$64.1M	$ 17.6 M	0.27
LookSmart, Ltd.	LOOK	$27.6 M	$ 16.25 M	0.59
Perion Network, LTD	PERI	$35.5 M	$ 47.8 M	1.34
Local.com Corp.	LOCM	$ 78.8 M	$ 54.9 M	0.64
Marchex, Inc.	MCHX	$146.7 M	$ 135.2 M	0.7
Digital Generation, Inc.	DGIT	$ 324.3 M	$ 253.4 M	0.81
InfoSpace, Inc.	INSP	$228.8 M	$ 472.9 M	2.06
Demand Media, Inc.	DMD	$324.9 M	$ 566.4 M	1.7
IAC/InterActive Corp	IACI	$2,060 M	$ 4,010 M	1.95

Management Team

Peter Corrao, Chief Executive Officer
• Former President and CEO of Vertro, Inc. before its merger with Inuvo in 2012
• More than 25 years of executive level management experience
• Served as CEO of Bluestreak.com, a digital marketing products and services for both business-to business and consumer marketers
• Served as President and CEO for Cogit Corporation, an online target marketing company
• 17 years at Advo Inc. President of National Accounts Marketing Division
• Graduate of Kellogg School of Management Advanced Executive Program at
 Northwestern University
Trey Barrett, SVP Corporate Strategy and Business Development
• Responsible for the development and management of strategic partnerships and integrated solutions
• Former Director of Interactive Media Products at Acxiom Corporation overseeing the innovation and development of the Relevance-X product line
• 25 years of data driven direct marketing experience

Management Team

Richard Howe, Executive Chairman
• Previously served as Chief Executive Officer for Inuvo prior to merger with Vertro, Inc. in
 2012
• Former Chief Marketing/Business Strategy and M &A Officer at the Acxiom Corporation
 (NASDAQ: ACXM), a $1.4 billion annual revenue global interactive marketing services company
• Earned a Bachelor's degree with distinction in structural engineering from Concordia
 University, Canada, and received a Master's degree in engineering from McGill University
Wally Ruiz, Chief Financial Officer
• Former CFO of SRI Surgical Express, a nationwide provider of healthcare services
• Served as CFO of several companies both public and privately owned companies
• Currently serves as a director on the board of the Florida Institute of CFOs
• MBA from Columbia University and a BS degree in Computer Science from St. John's
 University
• Certified Public Accountant and a Certified Information Technology Professional

Management Team

Rob Roe, General Manager
• Former General Manager of Vertro’s Alot.com business before its merger with Inuvo in
 2012
• Original Product Manager of Alot’s core software products
• Attended Columbia Business School MBA program and Graduate of Carleton College

Investment Highlights

• The Software Search and Partner Programs Lines of Operations are
 expected to have high organic growth
• Inuvo is expected to access over 132 million unique Internet users per month
• Inuvo’s has established strong business relationships with Yahoo!,
 Google and Bing
• By owning various web properties, Inuvo has more flexibility to control traffic and optimize advertising revenue across pay-per-click
 (PPC) and cost-per-action (CPA)
• Current portfolio of alOt apps is in the thousands, with new revenue producing products expected to fuel future growth
• Inuvo was EBITDA positive in Q2 and is trading at a valuation significantly lower then its peers

THANK YOU

Contact Us

Investor Relations
Alliance Advisors, LLC
420 Lexington Ave
Suite 855
New York, NY 10010
www.allianceadvisors.net
Alan Sheinwald, President
(914) 669-0222
asheinwald@allianceadvisors.net

Inuvo, Inc.
143 Varick Street
New York, NY 10013
www.inuvo.com
Peter Corrao, CEO & President
(212) 231-2000
peter.corrao@inuvo.com
Wally Ruiz, CFO
(646) 253-0617
wallace.ruiz@inuvo.com